                     AMENDMENT DATED AS OF March 24, 2004 TO

                              DECLARATION OF TRUST

                                       OF

                      JOHN HANCOCK VARIABLE SERIES TRUST I

                                  (the "Trust")

     The Trust's Declaration of Trust dated February 21, 1988, as amended as of May 2, 2003, and as further amended as of September 24, 2003, is hereby amended as of March 24, 2004 in the manner to the extent set forth below:

1. Defined Terms. Except as otherwise defined in this Amendment, terms used in this Amendment shall have the meanings ascribed to them in the Declaration of Trust.

2. Designation of Share Classes. For each Portfolio that now or in the future exists, its class of Shares that is denominated as "Initial Class Shares" in the September 24, 2003 amendment to the Declaration of Trust is hereby redesignated as "NAV Shares"; the class of Shares denominated as "Service Class A Shares" is hereby redesignated "Series I Shares," the class of Shares denominated as "Service Class B Shares" is hereby redesignated "Series II Shares"; the class of Shares denominated as "Service Class C Shares" is hereby redesignated "Series III Shares"; and the class of Shares denominated as "Service Class D Shares" is hereby redesigned "Series IV Shares."

IN WITNESS WHEREOF, the undersigned have executed this instrument this twenty-fourth day of March, 2004.


     /s/ Elizabeth G. Cook                     /s/ Hassell H. McClellan
--------------------------------------    --------------------------------------
         Elizabeth G. Cook                         Hassell H. McClellan


     /s/ Kathleen F. Driscoll                  /s/ Michele G. Van Leer
--------------------------------------    --------------------------------------
         Kathleen F. Driscoll                      Michele G. Van Leer


      /s/ Diane C. Kessler                      /s/ Robert F. Verdonck
--------------------------------------    --------------------------------------
          Diane C. Kessler                          Robert F. Verdonck

               Being all of the Trustees of the Trust

     Then personally appeared the above-named Elizabeth G. Cook, Kathleen F. Driscoll, Diane C. Kessler, Hassell H. McClellan, Michele G. Van Leer and Robert
F. Verdonck, who severally acknowledged the foregoing instrument to be their free act and deed.

                                          Before me


                                          /s/ Rosalie M. Calabraro
                                          --------------------------------------
                                          Notary Public
                                          Rosalie M. Calabraro
                                          March 24, 2004

My commission expires: 09-04-2009         [Seal]

                   AMENDMENT DATED AS OF SEPTEMBER 24, 2003 TO
                              DECLARATION OF TRUST
                                       OF
                      JOHN HANCOCK VARIABLE SERIES TRUST I
                                  (the "Trust")

     The Trust's Declaration of Trust dated February 21, 1988, as amended May 2, 2003, is hereby amended as of September 24, 2003, in the manner and to the extent set forth below:

1. Defined Terms. Except as otherwise defined in this Amendment, terms used in this Amendment shall have the meanings ascribed to them in the Declaration of Trust.

2. Designation of Share Classes. For each Portfolio that now or in the future exists, its class of Shares that is denominated as "Class 1 Shares" in the May 2, 2003 amendment to the Declaration of Trust is hereby redesignated as "Initial Class Shares," the class of Shares denominated as Class 2 Shares is hereby redesignated "Service Class A Shares," the class of Shares denominated as Class 3 Shares is hereby redesignated "Service Class B Shares," the class of Shares denominated as Class 4 Shares is hereby redesignated "Service Class C Shares" and the class of Shares denominated as Class 5 Shares is hereby redesignated "Service Class D Shares."

IN WITNESS WHEREOF, the undersigned have executed this instrument this twenty-fourth day or September, 2003.


     /s/ Elizabeth G. Cook                     /s/ Hassell H. McClellan
--------------------------------------    --------------------------------------
         Elizabeth G. Cook                         Hassell H. McClellan


     /s/ Kathleen F. Driscoll                  /s/ Michele G. Van Leer
--------------------------------------    --------------------------------------
         Kathleen F. Driscoll                      Michele G. Van Leer


     /s/ Diane C. Kessler                      /s/ Robert F. Verdonck
--------------------------------------    --------------------------------------
         Diane C. Kessler                          Robert F. Verdonck

                Being all of the Trustees of the Trust.

     Then personally appeared the above-named Elizabeth G. Cook, Kathleen F. Driscoll, Diane C. Kessler, Hassell H. McClellan, Michele G. Van Leer and Robert
F. Verdonck, who severally acknowledged the foregoing instrument to be their free act and deed.

                                          Before me


                                                 /s/ Rosalie M. Calabraro
                                          --------------------------------------
                                                                   Notary Public

My commission expires: Sept 9, 2009         [Seal]